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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


         Date of Report (Date of earliest event reported): June 25, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 1998, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-WFC1)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

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       DELAWARE                        333-50153             13-3439681
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                        10048
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated June 25, 1998, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-WFC1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 1998, among the Registrant as depositor, Wilshire Servicing Corporation as master servicer and Bankers Trust Company as trustee. The Certificates designated as the Series 1998-WFC1 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of residential fixed-rate and adjustable-rate, first lien mortgage loans originated as 30-year, fully amortizing loans under the United States Department of Housing and Urban Development's Section 203(b) or Section 703 mortgage insurance programs (the "Mortgage Loans").

Computational Materials

         Salomon Brothers Inc (the "Underwriter") has advised the Registrant that it has furnished certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         EXHIBIT NO.                       DESCRIPTION
         ----------                        -----------

             99.5 Computational Materials (as defined in Item 5) that have been provided by Salomon Brothers Inc to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-WFC1


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 1998

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By:  /s/ SUSAN MILLS
                                          ---------------------------
                                       Name:    Susan Mills
                                       Title:   Assistant Vice President


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                                INDEX TO EXHIBITS
                                -----------------


                                                                  Sequentially
    EXHIBIT NO.                   DESCRIPTION                     NUMBERED PAGE
    -----------                   -----------                     -------------

     99.5       Computational Materials (as defined in Item 5)          P
                that have been provided by Salomon Brothers
                Inc to certain prospective purchasers of Salomon
                Brothers Mortgage Securities VII, Inc.,
                Mortgage Pass-Through Certificates, Series
                1998-WFC1